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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  May 21, 1999


                              THE NORTH FACE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

        0-28596                                    94-3204082
 (Commission File No.)                 (IRS Employer Identification Number)



                              407 Merrill Avenue
                          Carbondale, Colorado 81623
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                    (Address of Principal Executive Offices)



                                (970) 704-2300
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             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events
          ------------

     On May 21, 1999, The North Face, Inc. issued a press release reporting financial results for the first quarter ended March 31, 1999.

     (a)  Exhibits:

          99.1 Press Release dated May 21, 1999


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE NORTH FACE, INC.


Dated:  June 1, 1999                     By:  /s/ James G. Fifield
                                              --------------------
                                              James G. Fifield
                                              President and Chief Executive
                                              Officer
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                               INDEX TO EXHIBITS



          Exhibit No.    Description
          -----------    -----------

          99.1      Press Release dated May 21, 1999.